Exhibit 10.24

Repayment Agreement I

Party A:	Inner Mongolia Gold Horse Industry Group Co. (Also know as “Jin Ma Group”)
Party B:	Inner Mongolia Jin Ma Hotel Co., Ltd.

Based on discussion of Board of Directors of Gold Horse International Inc, two parties: Inner Mongolia Gold Horse Industry Group and Inner Mongolia Jin Ma Hotel Co., Ltd. now execute and enter into this Repayment Agreement. It is now agreed as follows about loan to Inner Mongolia Gold Horse Industry Group from Inner Mongolia Jin Ma Hotel Co., Ltd amounting to 9,432,226.13 RMB:

I: It is agreed that Inner Mongolia Gold Horse Industry Group will pay 4.50 million RMB to Inner Mongolia Jin Ma Hotel Co., Ltd before 30th September 2008.

II: It is further agreed that Inner Mongolia Gold Horse Industry Group will pay 2 million RMB to Inner Mongolia Jin Ma Hotel Co., Ltd before October 2008, pay 1.50 million RMB before November, and pay 1,432,223.13 RMB before December.

This Repayment Agreement is binding upon two parties, and become effective since it is signed. It will be duplicated and each party holds one.

Seal:

Party A:	Inner Mongolia Gold Horse Industry Group

Date: 18th, July, 2008

Party B:	Inner Mongolia Jin Ma Hotel Co., Ltd.

Date: 18th, July, 2008

Repayment Agreement II

Party A:	Inner Mongolia Gold Horse Industry Group Co. (Also known as Jin Ma Group)
Party B:	Inner Mongolia Jin Ma Construction Co., Ltd.

Based on discussion of Board of Directors of Gold Horse International Inc, two parties: Inner Mongolia Gold Horse Industry Group and Inner Mongolia Jin Ma Construction Co., Ltd now execute and enter into this Repayment Agreement. It is now agreed as follows about loan from Inner Mongolia Gold Horse Industry Group to Inner Mongolia Jin Ma Construction Co., Ltd amounting to 2,788,425 RMB:

I: It is agreed that Inner Mongolia Gold Horse Industry Group will pay 2.50 million RMB to Inner Mongolia Jin Ma Construction Co., Ltd before September 2008.

II: It is further agreed that Inner Mongolia Gold Horse Industry Group will pay the rest of the money to Inner Mongolia Jin Ma Construction Co., Ltd before December 2008.

This Repayment Agreement is binding upon two parties, and become effective since it is signed. It will be duplicated and each party holds one.

Corporate Seal:

Party A:	Inner Mongolia Gold Horse Industry Group

Date: 18th, July, 2008

Party B:	Inner Mongolia Jin Ma Construction Co., Ltd.

Date: 18th, July, 2008